Exhibit 99.1

                      SIXTH WAIVER TO THE CREDIT AGREEMENT

      SIXTH WAIVER TO THE CREDIT AGREEMENT (the "Waiver"), dated as of July 16, 2003 among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), TRENWICK HOLDINGS LIMITED., a company organized under the laws of the United Kingdom and TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom (collectively, the "Account Party"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Account Party, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the Banks hereto wish to grant certain waivers to the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A. Waivers

      1. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as the result of the failure by the Account Party to pay the fees required by Sections 3.01(c) and (g) of the Credit Agreement for the period from, and including, June


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30, 2003, to and including earlier of (x) July 31, 2003 and (y) the date, if any, that Holdings or its Subsidiaries violate any of the agreements in this Waiver or any Default or Event Default occurs under the Credit Agreement (other than any Default or Event of Default that has not been expressly waived by in writing by the Banks through and including the Waiver Effective Date) (the "Waiver Termination Date"); it being understood and agreed that the Waiver provided for in this Section A.1. is not a waiver of the Account Party's obligation to pay the fees required by Sections 3.01(c) and (g) of the Credit Agreement.

      2. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement, including but not limited to Section 9.11(ii) of the Credit Agreement, solely as the result of the cancellation of the Chubb Agreement.

      3. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as the result of the failure of Holdings to deliver the monthly financial statements for the fiscal months ending June 30, 2003 and September 30, 2003 required by Section 3.01(m) of the Holdings Guaranty, so long as such monthly financial statements are delivered as promptly as practicable, but in no event later than August 15, 2003 and November 15, 2003, respectively.

      4. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as a result of the formation of Trenwick Underwriting France S.A., a wholly-owned Subsidiary of Trenwick UK Holdings Limited.

      5. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as the result of the failure of Holdings and/or the Borrower to comply with Section 3.22 of the Holdings Guaranty for the period from, and including, July 15, 2003, to and including the Waiver Termination Date.

B. Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Waiver, each of the Borrower and each Account Party hereby represents and warrants on behalf of itself and its respective Subsidiaries that (i) the representations and warranties of Holdings contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Waiver Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Waiver Effective Date, after giving effect to this Waiver.

      2. This Waiver is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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      4. This Waiver shall become effective on the date (the "Waiver Effective
Date") when (i) the Borrower, each Account Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) Holdings and the Required Banks shall have consented to the Consent to the Holdings Guaranty dated as of July 16, 2003.

      5. From and after the Waiver Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby. This Waiver shall have no force or effect after the Waiver Termination Date.

      6. Holdings, the Borrower and each Account Party acknowledge and agree that the execution and delivery by the Administrative Agent and the Banks of this Waiver or the Consent shall not be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Banks to forebear or execute similar waivers, amendments or agreements under the same or similar circumstances in the future, or (ii) to modify, relinquish or impair any right of the Administrative Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Waiver.

      7. EACH CREDIT PARTY, ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER ANY ONE OR MORE OF THEM, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, AFFILIATES, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS AND DEFENSES, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, AND DEFENSES, THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH, OR LOANS MADE OR LETTERS OF CREDIT ISSUED TO THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS PURSUANT TO THE CREDIT DOCUMENTS PRIOR TO THE DATE HEREOF WHICH THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS HAD, NOW HAVE OR MAY CLAIM TO HAVE AGAINST THE ADMINISTRATIVE AGENT, THE BANK OR ANY OTHER RELEASEE.


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      8. The respective rights, powers and remedies of the Administrative Agent and the Banks in the Credit Agreement and in the other Credit Documents are cumulative and not exclusive of any right, power or remedy provided in the Credit Documents, by law or equity and no failure or delay on the part of the Administrative Agent or the Banks in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Other than as set forth in this Waiver, nothing contained in this Waiver or in any prior communications between or among the Credit Parties, the Administrative Agent and the Banks shall constitute a waiver or modification of any rights or remedies that the Administrative Agents or the Banks may have under the Credit Documents and applicable law. The Administrative Agent and the Banks expressly reserve and preserve all of their rights and remedies available to them under the Credit Documents, applicable law or otherwise.

                                   *    *    *


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      IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

                                        TRENWICK AMERICA CORPORATION

                                        By: /s/ David M. Finkelstein
                                            ------------------------------------
                                            Name:  David M. Finkelstein
                                            Title: Vice President


                                        TRENWICK HOLDINGS LIMITED

                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Director


                                        TRENWICK UK HOLDINGS LIMITED

                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Director


                                        TRENWICK GROUP LTD.

                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Chief Financial Officer


                                        LASALLE RE HOLDINGS LTD.

                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Director

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                  [Bank Signature Pages Intentionally Omitted]

          [Signature Page to the Sixth Waiver to the Credit Agreement]